Exhibit 99.1

Specialty Chemical Company China XD Plastics Signs US$135 Million Financing Agreement with a Banks Consortium led by Industrial and Commercial Bank of China

HARBIN, China, October 3, 2019 /PRNewswire/ -- China XD Plastics Company Limited (NASDAQ: CXDC) (“China XD Plastics” or the “Company”), one of China’s leading specialty chemical companies engaged in the development, manufacture and sale of polymer composite materials primarily for automotive applications, today announced that Xinda Holding (HK) Company Limited (“Xinda Holding”), a subsidiary of the Company, has entered into a US$135,000,000 Facility Agreement (the “Facility Agreement”), dated October 2, 2019, with a Banks Consortium (the “Consortium”) led by the Industrial and Industrial and Commercial Bank of China (Macau) Limited ("ICBC") as mandated lead arranger and the lending syndicate includes Industrial and Commercial Bank of China (Macau) Limited, Standard Chartered Bank (Hong Kong) Limited, China CITIC Bank International Limited, Ping An Bank Company Ltd. China (Shanghai) Pilot Free Trade Zone Branch, Bank of Shanghai (Hong Kong) Limited, Nanyang Commercial Bank, Limited, Shanghai Rural Commercial Bank Zhangjiang Hi-Tech Sub Branch, China Minsheng Banking Corp., Ltd., Hong Kong Branch, and Tai Fung Bank Limited.

According to the terms of the Facility Agreement, the Consortium will provide Xinda Holding up to US$135 million. The Facility carries an interest rate at 2% per annum over LIBOR payable every three months. The 364-day term loan facility will primarily be used to refinance certain of Xinda Holding’s outstanding debt as well as to pay fees, costs and expenses relating to the refinancing.

"Working with a consortium led by ICBC, the world largest commercial bank by assets, speaks volume of the confidence that world leading financial institutions have in our business and brand," commented Mr. Jie Han, Chairman and Chief Executive Officer of China XD Plastics. “This financing will provide additional liquidity and financial stability to our company. We look forward to broader long-term cooperation with ICBC and other banks of the Consortium. In the past few years, ICBC has been leveraging its global service network to actively provide comprehensive financial support for Chinese companies going global and China’s “One Belt and One Road” initiative. ICBC’s overseas network has been extended to 42 countries and territories over the world, ranking the first among all Chinese-funded financial institutions in terms of global network coverage."

About China XD Plastics Company Limited

China XD Plastics Company Limited, through its wholly-owned subsidiaries, develops, manufactures and sells polymer composites materials, primarily for automotive applications. The Company's products are used in the exterior and interior trim and in the functional components of 31 automobile brands manufactured in China, including without limitation, Audi, Mercedes Benz, BMW, Toyota, Buick, Chevrolet, Mazda, Volvo, Ford, Citroen, Jinbei and VW Passat, Golf, Jetta, etc. The Company's wholly-owned research center is dedicated to the research and development of polymer composites materials and benefits from its cooperation with well-known scientists from prestigious universities in China. As of June 30, 2019, 560 of the Company's products have been certified for use by one or more of the automobile manufacturers in China. For more information, please visit the Company's English website at http://chinaxd.irpass.com/, and the Chinese website at http://www.xdholding.com.

About ICBC

Industrial and Commercial Bank of China was established on 1 January 1984. For the fourth consecutive year in 2016, the Bank ranked 1st place in the three authoritative lists of The Banker’s Top 1000 World Banks, the Forbes Global 2000 and the Fortune Global 500 Sub-list of Commercial Banks. On 28 October 2005, the Bank was wholly restructured to a joint-stock limited company. On 27 October 2006, the Bank was successfully listed on both Shanghai Stock Exchange and Stock Exchange of Hong Kong Limited. Through continuous endeavor and stable development, the Bank has developed into one of the top large listed banks in the world, possessing an excellent customer base, a diversified business structure, strong innovation capabilities and market competitiveness and providing comprehensive financial products and services to 5,784 thousand corporate customers and 530 million personal customers. With serving the real economy as the foothold of operation and management, the Bank has adhered to new ideas, new finance and new services to support the supply-side structural reform and economic transformation and upgrading and to achieve its own healthy and sustainable development. The Bank has further promoted reform and innovation as well as business transformation and developed retail finance, asset management, financial market and other businesses into important engines of profit growth. The pattern of internationalized and diversified operation was further improved, covering 42 countries and territories, and contributed more to the Bank’s profit-making.

Safe Harbor Statement

This announcement contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact in this announcement are forward-looking statements, including but not limited to, the Company’s growth potential in international markets; the effectiveness and profitability of the Company’s product diversification strategy; the impact of the Company’s product mix shift to more advanced products and related pricing policies; the effectiveness, profitability, and the marketability of its the ongoing mix shift to more advanced products; the prospect of the Company’s Dubai facility, and the associated expansion into Middle East, Europe and other parts of Asia; the prospect of the Company’s Southwest China facility, the prospects of the Company’s Harbin facility, and its penetration into Northeast China; and its penetration into Southwest China; the Company’s projections of its revenues for performance in fiscal 2019. These forward-looking statements can be identified by terminology such as “will,” “expect,” “project,” “anticipate,” “forecast,” “plan,” “believe,” “estimate” and similar statements. Forward-looking statements involve inherent risks and uncertainties and are based on current expectations, assumptions, estimates and projections about the Company and the industry. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Potential risks and uncertainties include, but are not limited to, the global economic uncertainty could further impair the automotive industry and limit demand for our products; fluctuations in automotive sales and production could have a material adverse effect on our results of operations and liquidity; our financial performance may be affected by the prospect of our Dubai facility and the associated expansion into Middle East, Europe and other parts of Asia; the withdrawal of preferential government policies and the tightening control over the Chinese automotive industry and automobile purchase restrictions imposed in certain major cities may limit market demand for our products; the slowing of Chinese automotive industry's growth; the concentration of our distributors, customers and suppliers; and other risks detailed in the Company’s filings with the Securities and Exchange Commission and available on its website at http://www.sec.gov. The Company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or to changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward looking statements are reasonable, it cannot assure you that its expectations will turn out to be correct, and investors are cautioned that actual results may differ materially from the anticipated results.

Contacts:

China XD Plastics Co., Ltd.

Mr. Taylor Zhang, CFO (New York)

Phone: +1 (212) 747-1118

Email: cxdc@chinaxd.net